                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2004

                                 HydroFlo, Inc.
               (Exact name of registrant as specified in charter)

        North Carolina                333-100099                56-2171767
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)

      3721 Junction Blvd. Raleigh, NC                            27603
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (919) 772-9925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 5.02   RESIGNATION OF PRESIDENT

On February 24, 2005, the Registrant's President, Thomas Barbee, resigned. Mr.
Barbee has been reassigned as the Chief Operating Officer of one of our portfolio companies, HydroFlo Water Treatment, Inc. The position of President has been eliminated and all such duties will be performed by the Dennis L. Mast, the Registrant's Chief Executive Officer.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       HydroFlo, Inc.

February 28, 2005      /s/ DENNIS L. MAST
                       Dennis L. Mast
                       Chief Executive Officer

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